Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.6763%


Excess Protection Level
3 Month Average   4.52%
December, 2000   0.56%
November, 2000   6.60%
October, 2000   6.40%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.09%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,990,287,874.98